Exhibit 10.3

FIRST AMENDMENT TO AMENDED, RESTATED

AND CONSOLIDATED LOAN AGREEMENT

This FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED LOAN AGREEMENT (this “First Amendment”) is entered into as of the __18th__ day of June, 2024 (the “Effective Date”), by and between AMERICAN FARMLAND COMPANY L.P., a Delaware limited partnership (“Borrower”), FARMLAND PARTNERS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, FARMLAND PARTNERS INC., a Maryland  corporation (the “Guarantors, and together with Borrower, the “Loan Parties”), and RUTLEDGE INVESTMENT COMPANY, a Tennessee corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, Guarantors and Lender entered into that certain Amended, Restated and Consolidated Loan Agreement dated February 18, 2022 (the “Consolidated Loan Agreement”); and

WHEREAS, Borrower, Guarantors and Lender have agreed to make certain amendments to the Consolidated Loan Agreement, as herein provided; and

WHEREAS, all terms used in this First Amendment but not defined herein shall have the same meaning as such terms are defined in the Consolidated Loan Agreement.

NOW, THEREFORE, for mutual considerations, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender agree as follows:

1.The following definitions contained in the Consolidated Loan Agreement are hereby deleted and the following definitions substituted in lieu thereof:
(a)	Commitment. An amount equal to $75,000,000;

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(b)	Loan. The revolving credit loan in the principal amount of the Commitment, as evidenced by the Consolidation Agreement, as amended by that certain First Amendment to Consolidation of Notes and Modification and Extension Agreement of even date herewith and executed by Borrower, Guarantors and Lender (the “First Amendment to Consolidation Agreement”); provided the amounts advanced from time to time shall not exceed forty-five percent (45%) of the Appraised Value of the Properties, as determined by Lender based upon the most recent Appraisals. The Loan shall bear interest at an adjustable rate as set forth in the First Amendment to Consolidation Agreement with interest only payable quarterly and maturity on February 18, 2027;
(c)	Loan Documents. The Notes, the Consolidation Agreement, the First Amendment to Consolidation Agreement, the Deeds of Trust, the Deed of Trust Modifications, the Mortgages, the Mortgage Modifications, the Assignment of Leases, the Assignment of Leases Modifications, the Indemnity Agreements, the Consolidated Loan Agreement, the First Amendment to Amended, Restated and Consolidated Loan Agreement of even date herewith and executed by Borrower, Guarantors and Lender (the "First Amendment to Loan Agreement"), the Guaranties and any other documents or instruments evidencing or securing the Loan;
(d)	Loan Proceeds. Funds disbursed or to be disbursed under the First Amendment to Consolidation Agreement pursuant to the Consolidated Loan Agreement as amended by the First Amendment to Loan Agreement;

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(e)	Obligations. All present and future debts, obligations and liabilities of Borrower and Owners to Lender arising pursuant to, or on account of, the provisions of the Consolidated Loan Agreement, as amended by the First Amendment to Loan Agreement, the Notes, as amended by the Consolidation Agreement or any of the other Loan Documents, including the obligations: (a) to pay all principal, interest, late charges, and other amounts due at any time under the Notes, as amended by the Consolidation Agreement; (b) to pay all expenses, indemnification payments, fees and other amounts due at any time under the Loan Documents, together with interest as provided in the Loan Documents; and (c) to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which Borrower, Owners and Guarantors are required to perform, observe or comply with pursuant to the terms of the Loan Documents;
(f)	Step Down. The term “Step Down” is hereby deleted from the Consolidated Loan Agreement.
2. Amendment to Section 2.1. Section 2.1 of the Consolidated Loan Agreement is hereby deleted and the following is substituted in lieu thereof:

“Section 2.1 Purpose of Loan. The Loan shall be used for general corporate purposes utilized by Borrower in its business.  The Loan is for commercial purposes.”

3.Amendment to Section 3.1. Section 3.1 of the Consolidated Loan Agreement is hereby deleted and the following is substituted in lieu thereof:

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“Section 3.1 Use and Purposes. Borrower agrees to borrow from Lender and Lender agrees to lend to Borrower the Loan Proceeds, such Loan Proceeds to be subject to all of the terms, provisions and conditions of this Consolidated Loan Agreement, as amended by the First Amendment to Loan Agreement. The Loan is a revolving line of credit and the outstanding principal balance of the Loan may, from time to time, increase or decrease and may be repaid and re-borrowed as provided in the Notes, as amended by the Consolidation Agreement, but shall never, at any one time, exceed the amount of the Commitment.  Borrower’s right to re-borrow expires at the earlier of an Event of Default under any of the Loan Documents or February 18, 2027 (“Maturity Date”).”

4.Amendment to Section 3.4. Section 3.4 of the Consolidated Loan Agreement is hereby deleted and the following is substituted in lieu thereof:

Section 3.4 Principal Reduction Payments. During the term of this Agreement, Borrower may at any time make principal reduction payments for the benefit of Lender without penalty or premium. Borrower shall make such payments by wire transfer to Farm Credit Mid-America pursuant to the wire transfer instructions attached as Exhibit A to the Consolidated Loan Agreement.

5.	Amendment to Section 3.5. Section 3.5 of the Consolidated Loan Agreement is hereby deleted and the following is substituted in lieu thereof:

Section 3.5 Advance Authority. The following Persons are authorized to request Advances under the Loan: (i) Luca Fabbri, President and CEO, and (ii) Susan Landi, Treasurer and CFO. Borrower shall provide written notice to Lender of any additions or deletions as to the Persons authorized to request Advances from time to time.

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6.Deletion of Section 3.6. Section 3.6 of the Consolidated Loan Agreement is hereby deleted from the Consolidated Loan Agreement.
7.Amendment to Section 4.9. Section 4.9 of the Consolidated Loan Agreement is hereby deleted and the following substituted in lieu thereof:

“Section 4.9. Opinion of Counsel. Borrower shall provide Lender with a current opinion from counsel to Borrower and Guarantors, in form and substance as reasonably required by Lender.”

8.Amendment to Section 6.13. Section 6.13 of the Consolidated Loan Agreement is hereby amended by deleting the first sentence thereof and substituting in lieu thereof the following:

“The aggregate loan amount outstanding under the Loan from time to time shall not exceed forty-five percent (45%) of the Appraised Value of the Properties as determined by Lender during the prior twelve (12) months pursuant to updated Appraisals.”

9.The following Section 6.14 is hereby added to the Consolidated Loan Agreement:

“6.14.Unused Line of Credit Fee.  An unused line of credit fee equal to twenty basis points (.20%) of the Loan amount ($75,000,000.00) minus the average outstanding principal balance of the Loan over the prior three (3) month period shall be assessed each quarter commencing September 1, 2024 and continuing thereafter until the Loan has been paid in full.

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10.Upon and after the Effective Date of this First Amendment, all references to the Consolidated Loan Agreement shall mean the Consolidated Loan Agreement as amended by this First Amendment.  Except as expressly provided in this First Amendment, the execution and delivery of this First Amendment does not and will not amend, modify or supplement any provision of or constitute a consent to or waiver of any noncompliance with the provisions of the Consolidated Loan Agreement and the Consolidated Loan Agreement shall remain in full force and effect.
11.The Loan Parties hereby ratify and reaffirm their respective obligations and liabilities under the Consolidated Loan Agreement, as amended by this First Amendment and hereby represent and warrant that each and every representation and warranty heretofore made by it in the Consolidated Loan Agreement is true and correct in all material respects, except that any such representation and warranty that relates to a specific date is true and correct in all material respects as of such date.
12.Except as set forth expressly hereinabove, all terms of the Consolidated Loan Agreement and any other loan documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower, subject to limitations on enforceability imposed by applicably bankruptcy, insolvency and similar laws affecting creditors' rights generally and general principles of equity.
13.The Loan Parties hereby acknowledge and agree that, as of the Effective Date and after giving effect to the terms hereof, there exists (i) no default or event of default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the

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Loan Parties, in each case arising out of or with respect to the Consolidated Loan Agreement or other obligations of the Loan Parties owed to Lender.
14.This First Amendment shall be binding on and shall inure to the benefit of the Loan Parties and Lender and their respective successors and assigns.
15.This First Amendment reflects the entire understanding of the Loan Parties and Lender with respect to the subject matter hereof and any further agreement or modification to the Consolidated Loan Agreement shall be in writing and signed by each of the parties hereto.
16.This First Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.
17.This First Amendment is only an amendment of the terms of the Consolidated Loan Agreement and does not constitute, and shall not be construed to constitute, a novation or accord and satisfaction of the Loan.
18.This First Amendment may be executed in any number of identical counterparts which, when taken together, shall constitute one and the same document.

[Signatures follow on separate page]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers, as of the day and year first above written.

BORROWER:

AMERICAN FARMLAND COMPANY L.P.

a Delaware limited partnership

By: FPI Heartland GP LLC, a

Delaware limited liability company Its:General Partner

    By:     /s/ Luca Fabbri_______________

Name:Luca Fabbri

President & CEO

LENDER:

RUTLEDGE INVESTMENT COMPANY,

Tennessee corporation

By:/s/Gwin S. Smith   __________________Gwin S. Smith

           President

GUARANTORS:

FARMLAND PARTNERS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: Farmland Partners OP GP, LLC, its sole general partner

By: Farmland Partners Inc., its sole member

By: /s/ Luca Fabbri___________________

Luca Fabbri

President & CEO

FARMLAND PARTNERS INC., a Maryland corporation

By: /s/ Luca Fabbri___________________

Luca Fabbri

President & CEO

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